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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        NOVEMBER 19, 2004
                                                  -----------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MICHIGAN                    000-18839                38-2526913
----------------------------     --------------------    -----------------------
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)          Identification No.)


300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                    48027
--------------------------------------------------------------------------------
  (Address of principal executive offices)                      (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         (313) 393-4571
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act.

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On November 19, 2004, the partners of Follmer Rudzewicz PLC notified the Company that they were joining UHY LLP, a newly-formed New York limited liability partnership, effective as of August 1, 2004. UHY LLP is comprised of the partners of four previous accounting firms with offices in eight states. UHY LLP is a legal entity that is separate from Follmer Rudzewicz PLC. Follmer Rudzewicz PLC has ceased to provide audit services and accordingly has resigned as the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements.

         On November 22, 2004, the Company engaged UHY LLP as the Company's new independent public accountant to audit the Company's financial statements, effective immediately. The sole reason for thus changing accountants was Follmer Rudzewicz PLC's partners' own decision to join UHY LLP and Follmer Rudzewicz PLC's consequent resignation as described above. The decision to thus change accountants was approved by the Finance and Audit Committee of the Company's Board of Directors.

         The reports of Follmer Rudzewicz PLC on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audits for each of the two most recent fiscal years and through the date of this Report, there were no disagreements with Follmer Rudzewicz PLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Follmer Rudzewicz PLC , would have caused Follmer Rudzewicz PLC to make reference thereto in their report on the financial statements for such years.

         In response to the Company's request, Follmer Rudzewicz PLC has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated November 22, 2004, is attached as an exhibit to this Report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   EXHIBITS.

      The following exhibit is filed as part of this Report:


EXHIBIT NO.      DESCRIPTION
-----------      -----------
   16.1          Letter dated November 22, 2004, from Follmer Rudzewicz PLC to the Securities and Exchange Commission regarding statements included in this Report.



                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 22, 2004                 UNITED AMERICAN HEALTHCARE
                                         CORPORATION


                                         By:  /s/ Stephen D. Harris
                                              ----------------------------------
                                              Name:  Stephen D. Harris
                                              Title: Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------
   16.1          Letter dated November 22, 2004, from Follmer Rudzewicz PLC to the Securities and Exchange Commission regarding statements included in this Report.